UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2016

TELECOMMUNICATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(410) 263-7616

Not Applicable

Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 23, 2016, pursuant to the Agreement and Plan of Merger, dated as of November 22, 2015 (the “Merger Agreement”), by and among Comtech Telecommunications Corp., a Delaware corporation (“Comtech”), Typhoon Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of Comtech (“Merger Sub”), and TeleCommunication Systems, Inc., a Maryland corporation (“TCS”), Merger Sub merged with and into TCS (the “Merger”), with TCS surviving the Merger as a wholly owned subsidiary of Comtech (the “Surviving Company”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share (other than any shares owned immediately prior to the Effective Time of the Merger by Comtech, Merger Sub or any subsidiary of Comtech, Merger Sub or TCS) of the Class A common stock, par value $0.01 per share, of TCS (the “Class A Common Stock”) and the Class B common stock, par value $0.01 per share, of TCS (the “Class B Common Stock,” together with the Class A Common Stock, the “TCS Common Stock”) that was outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to a price of $5.00 per share (the “Merger Consideration”).

Additionally, pursuant to the Merger Agreement, at the Effective Time, each option to purchase shares of TCS Common Stock outstanding immediately prior to the Effective Time, by virtue of the Merger, was cancelled and converted into the right to receive an amount in cash, if any, without interest and less the amount of any tax withholdings, equal to the product of (i) the number of shares of TCS Common Stock underlying such option and (ii) an amount equal to (x) the Merger Consideration less (y) the per share exercise price of such option. In addition, at the Effective Time, each share of TCS Common Stock subject to forfeiture or other restrictions outstanding immediately prior to the Effective Time, by virtue of the Merger, was cancelled and converted into the right to receive an amount in cash, without interest and less the amount of any withholding taxes, equal to the product of (i) the number of shares of TCS Common Stock underlying such restricted share and (ii) the Merger Consideration; provided that any payments in respect of such restricted shares to which a former holder thereof may be eligible to receive will be earned subject to the same vesting schedule and other vesting terms and conditions which applied to such restricted shares prior to the Effective Time, and such payment shall become payable on the date or dates that such restricted shares would have become vested under the vesting schedule in place immediately prior to the Effective Time.

The foregoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to TCS’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2015, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, TCS requested that The NASDAQ Stock Market suspend trading of TCS’s Class A Common Stock effective as of the close of trading on the closing date, February 23, 2016, remove the Class A Common Stock from listing on The NASDAQ Global Market and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting and the deregistration of the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, TCS intends to file with the SEC a Form 15 requesting the termination of registration of the Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

As set forth in Item 2.01 of this Current Report on Form 8-K, as a result of the Merger, each share of the TCS Common Stock was cancelled and automatically converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, TCS’s stockholders immediately before the Effective Time cease to have any rights in TCS as stockholders, other than their right to receive the Merger Consideration.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Merger, and upon effectiveness of the Merger, a change in control of TCS occurred, and TCS became a wholly owned subsidiary of Comtech.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, each of the nine directors of TCS (Maurice B. Tosé, Don Carlos Bell, III, James M. Bethmann, Thomas M. Brandt, Jr., Jan C. Huly, A. Reza Jafari, Jon B. Kutler, Weldon H. Latham and Michael P. Madon) ceased serving as directors of TCS, and the directors of Merger Sub at the Effective Time became the directors of the Surviving Company.

As of the Effective Time, each of Maurice B. Tosé (President and Chief Executive Officer), Richard A. Young (Executive Vice President and Chief Operating Officer), Thomas M. Brandt, Jr. (Senior Vice President, Chief Financial Officer and Treasurer), Timothy J. Lorello (Senior Vice President and Chief Marketing Officer) and Bruce A. White (Senior Vice President, General Counsel and Corporate Secretary) ceased serving as officers of TCS.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) the TCS articles of incorporation, as in effect immediately prior to the Merger, were amended and restated to be substantially in the form of the articles of incorporation attached as Exhibit A to the Merger Agreement, and (ii) the TCS bylaws were amended and restated to be substantially in the form of the bylaws attached as Exhibit B to the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 - Agreement and Plan of Merger, dated as of November 22, 2015, by and among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and TeleCommunication Systems, Inc (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 23, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

February 23, 2016	By:	/s/ Maurice B. Tosé
	Name:	Maurice B. Tosé
	Title:	President and Chief Executive Officer